Exhibit 99.1

ELECTRA AI 110 K St. Suite 330, Boston, MA 02210	w: electrabrain.ai | p: 617.313.7842 e: contact@electrabrain.ai

Battery Intelligence Goes Into the Mine

Propel Industries, India’s leader in crushing, screening, and washing equipment, with 2,900+ installations across 36+ countries, selected the ELECTRA AI Brain for Batteries™ platform for its expanding electric fleet, including EV dumper trucks and tractor-trailers.

Continuous SoH and RUL analytics, early fault detection, operational guidance. Electrifying heavy haulage is one of the toughest tests a battery can face.

Deployment is underway.

Embedded card: “Propel Industries Selects ELECTRA AI for Electric Mining”

The Data Center Is No Longer Gated by Chips

ELECTRA AI, through its Head of Marketing, Giovanni Rossi, is a contributor to the Volta Foundation AI and Data Center Committee Paper: “Where Batteries Can Win in Data Center Applications.”

The AI buildout is now limited by power, not compute, and with grid connections taking 4+ years, storage deploys in 12–18 months. As the cell commoditizes, the difficulty climbs to the system level: integration, controls, and dispatch. That’s the layer the AI Brain for Batteries™ platform is built for.

Embedded card: “Batteries: The Fastest Path to Power for AI Data Centers”

ELECTRA AI 110 K St. Suite 330, Boston, MA 02210	w: electrabrain.ai | p: 617.313.7842 e: contact@electrabrain.ai

No Company Gets to Nasdaq Alone

Long before the Business Combination Agreement (BCA) with Iron Horse Acquisition II Corp. (Nasdaq: IRHO), the S-4, and the roadshow, we were an early-stage team with a big claim: batteries deserve an AI Brain.

Thank you to MassChallenge (Beth Zonis), Accelerate Mass (Tibor Toth), Cleantech Open Northeast / ACT, TiE ScaleUp (Satish Jha), Elevator by Endeavor (Marco Rampazzo, Lorenzo Nicoletti), and all their teams.

The best ecosystems don’t just fund companies. They build them.

Thank you to all the parties supporting us along the years

The Electrification Inflection Point

Mobility at ~$1.4T by 2029. Data centers near $914B. Robotics at $128B. Grid storage at $96B.

MarketsandMarkets™ Battery Management System Market – Global Forecast (2026).

ELECTRA AI 110 K St. Suite 330, Boston, MA 02210	w: electrabrain.ai | p: 617.313.7842 e: contact@electrabrain.ai

Electrification isn’t one market; it’s a dozen, accelerating at once, all leaning on the same component, all still run by software that’s barely changed in twenty years.

The old scoreboard was monitoring accuracy. The new one is prediction quality. That shift, from monitoring to reasoning, is the ELECTRA AI category.

Embedded card: “The Electrification Inflection Point”

*	Source: MarketsandMarkets™ Battery Management System Market – Global Forecast (2026).

Why ELECTRA AI?

Because a battery management system tells you what’s happening. An intelligent layer tells you what to do about it:

●	Hardware-agnostic

●	Adaptive across chemistries

●	Physics-based modeling combined with AI, continuously improving through real-world deployment data

That’s the difference between managing a battery and understanding it. This is the AI Brain for Batteries™ platform.

Why ELECTRA AI – Investor Deck: https://www.electrabrain.ai/investors/

ELECTRA AI 110 K St. Suite 330, Boston, MA 02210	w: electrabrain.ai | p: 617.313.7842 e: contact@electrabrain.ai

Three Clips from the Investor Presentation

The pitch, unbundled. Three clips this month:

1)	Our mission: AI for every battery system.

2)	ELECTRA AI at a glance: the investors, customers, and partners building alongside us.

3)	Investment highlights: why ELECTRA AI.

ELECTRA AI 110 K St. Suite 330, Boston, MA 02210	w: electrabrain.ai | p: 617.313.7842 e: contact@electrabrain.ai

Stay tuned for more updates and insights in our upcoming editions!

Wherever there is a battery, there is the ELECTRA AI BRAIN.

#ElectraAI #IRHO #BatteryIntelligence #AiBrainForBatteries

Certain statements in this newsletter may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Iron Horse’s or Electra’s future financial or operating performance. For example, statements regarding the anticipated timing of closing, expectations regarding the combined company’s business, and potential benefits of the transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Iron Horse and Electra and their respective management teams, are inherently uncertain. Nothing in this newsletter should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Iron Horse nor Electra undertakes any duty to update these forward-looking statements, except as required by law.

No Offer or Solicitation

This newsletter does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction, and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, Iron Horse and Electra have filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which includes a proxy statement/prospectus, and certain other related documents, to be used at the meeting of stockholders to approve the proposed business combination. INVESTORS AND SECURITY HOLDERS OF IRON HORSE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO, AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELECTRA, IRON HORSE, AND THE BUSINESS COMBINATION. The definitive proxy statement will be mailed to shareholders of Iron Horse as of a record date to be established for voting on the proposed business combination and other proposals. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Loeb & Loeb LLP.

Participants in the Solicitation

Iron Horse, Electra, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Iron Horse’s stockholders in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination are contained in the Registration Statement.

ELECTRA AI 110 K St. Suite 330, Boston, MA 02210	w: electrabrain.ai | p: 617.313.7842 e: contact@electrabrain.ai

Appendix: embedded link targets

Propel Industries: https://www.electrabrain.ai/electra-ai-propel-industries-electric-mining-fleet/

ELECTRA AI Named a Contributor to Volta Foundation’s AI and Data Center Battery Paper:https://www.electrabrain.ai/electra-ai-volta-foundation-batteries-ai-data-centers/

Electrification Inflection Point: https://www.electrabrain.ai/electrification-inflection-point-battery-intelligence/

Volta Foundation paper: https://volta.foundation/where-batteries-can-win-in-data-center-applications/

Three Clips:

●	https://www.linkedin.com/feed/update/urn:li:activity:7475170969637195776/

●	https://www.linkedin.com/feed/update/urn:li:activity:7478062386369839106/

●	https://www.linkedin.com/feed/update/urn:li:activity:7484962940811542528/

Investor Relations: https://www.electrabrain.ai/investors/